SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2003

OSE USA, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-27712	77-0309372
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2221 Old Oakland Road San Jose, California	95131-1402
(Address of principal executive offices)	(Zip Code)

(408) 321-3600

Registrant’s telephone number, including area code:

(Former name or former address, if changed since last report.)

Item 2. Acquisition or Disposition of Assets

On April 21, 2003, the Company announced the planned shut down of its US manufacturing business on or before June 30, 2003. The Company plans to sell the entire manufacturing business to a third party or liquidate the assets through an auction house and use the net proceeds to pay down or reduce the liabilities of the segment. Any excess proceeds or remaining liabilities will remain with the continuing entity. A copy of the Company’s press release is attached as Exhibit 99.1 and is incorporated here by reference.

Item 7. Financial Statements and Exhibits

(b) Pro forma financial statements.

Pro forma consolidated condensed balance sheets of OSE USA, Inc. as of December 31, 2002 (unaudited) and pro forma condensed statements of operations for the year ended December 31, 2002 (unaudited).

(c) Exhibits.

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSE USA, INC. (Registrant)

Date: May 5, 2003	By:	/s/ EDMOND TSENG
Edmond Tseng Chief Executive Officer

PRO FORMA FINANCIAL INFORMATION

The following pro forma consolidated condensed balance sheet and pro forma consolidated condensed statement of operations are set forth herein to give effect to the disposal of the manufacturing segment of OSE USA, Inc. (the “Company”) as if such disposal had occurred as of January 1, 2002.

The pro forma consolidated condensed balance sheet and pro forma consolidated condensed statement of operations are provided for illustrative purposes only and are not necessarily indicative of the results of operations that would have been reported on a historical basis, nor do they represent a forecast of the results of operations for any future period. All information contained herein should be read in conjunction with the Financial Statements and the Notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s annual report filed on Form 10K for the year ended December 31, 2002.

OSE USA, Inc.

Unaudited Pro Forma

Consolidated Condensed Balance Sheet as of December 31, 2002

(In thousands, except share and per share data)

	December 31
	2002	Adjustments		Pro Forma
Assets
Current assets:
Cash and cash equivalents	$1,480	$(745	) A	$735
Accounts receivable, net of allowance for doubtful accounts of $89	12,395	(589	) A	11,806
Inventory	657	(657	) A	—
Prepaid expenses and other current assets	251	(242	) A	9

Total current assets	14,783	(2,232)		12,551
Property and equipment, net	2,267	(2,189	) A	78
Intangible assets, net of accumulated amortization of $1,933	2,442	—		2,442
Other assets	7	(6	) A	1

Total assets	$19,499	$(4,427)		$15,072

Liabilities and Stockholders’ Deficit
Current liabilities:
Bank debt	$9,978	—		$9,978
Accounts payable	360	(360	) A	—
Accounts payable–related party	30,440	—		30,440
Accrued dividends and interest on unpaid dividends	2,755	—		2,755
Accrued expenses and other liabilities	1,606	(1,227	) A	379

Total current liabilities	45,139	(1,587)		43,552
Deferred gain on sale of facilities	699	—		699

Total liabilities	45,838	(1,587)		44,251

Convertible preferred stock, $.001 par value; 20,000,000 shares authorized; 6,023,225 (Series A: 3,000,000 shares, Series B: 3,023,225 shares) issued and outstanding; liquidation preference: Series A: $1.70 per share, Series B: $1.98 per share	11,100	—		11,100

Stockholders’ deficit:
Common stock, $.001 par value; 300,000,000 shares authorized; 56,416,212 shares issued and outstanding	56	—		56
Additional paid-in capital	54,456	—		54,456
Retained Earning/(Accumulated deficit)	(91,951)	(2,840)		(94,791)

Total stockholders’ deficit	(37,439)	(2,840)		(40,279)

Total liabilities and stockholders’ deficit	$19,499	$(4,427)		$15,072

The accompanying notes are an integral part of these consolidated financial statements.

OSE USA, Inc.

Unaudited Pro Forma Consolidated Condensed Statement of Operations

(In thousands, except per share data)

	Year Ended December 31,
	2002	Adjustments		Pro Forma
Revenues	$10,326	$(5,523	)A	$4,803
Cost of revenues	10,672	(10,672	)A	—

Gross profit (loss)	(346)	5,149		4,803

Operating expenses:
Selling, general & administrative	4,858	(798	)A	4,060
Research & development	1,227	(1,227	)A	—

Total operating expenses	6,085	(2,025)		4,060

Operating loss	(6,431)	7,174		743
Interest and other income	21	72	A	93
Interest expense	(713)	—		(713)

Income (loss) before income taxes, and cumulative effect of a change in accounting principle	(7,123)	7,246		123
Tax expenses (benefit)	10	(31	)B	(21)

Net loss before cumulative effect of a change in accounting principle	(7,133)	7,277		144
Cumulative effect of change in accounting principle	(1,400)	—		(1,400)

Net loss	(8,533)	7,277		(1,256)
Preferred stock dividend	(1,146)	—		(1,146)

Net loss applicable to common stockholders	$(9,679)	$7,277		$(2,402)

Per share data:
Net loss per share applicable to common
stockholders before cumulative effect of a change in accounting principle
Basic and diluted	$(0.11)			$(0.01)
Cumulative effect of a change in accounting Principle
Basic and diluted	(0.02)			(0.02)
Net loss applicable to common stockholders

Basic and diluted	$(0.13)			$(0.03)
Number of shares used to compute per share data:
Basic and diluted	73,092			73,092

The accompanying notes are an integral part of these consolidated financial statements.

Notes to Unaudited Pro Forma Consolidated Condensed Financial Statements

Note 1. The Company has two segments: manufacturing and distribution. The Company has decided to discontinue the operations of the manufacturing segment by the end of June 2003. The Company plans to sell the entire manufacturing business to a third party or liquidate the assets through an auction house. These pro forma financial statements do not assume any net proceeds from the disposition of the segment’s assets. The pro forma financial statements are set forth to give the effect as if the manufacturing segment was discontinued on January 1, 2002.

Note 2. The Unaudited Pro Forma Consolidated Condensed Financial Statements, including the Notes thereto, should be read in conjunction with the historical consolidated financial statements of the Company for the indicated period. The Unaudited Pro Forma Consolidated Condensed Financial Statements do not reflect activity subsequent to the period presented and therefore do not reflect a projection of future results.

Note 3. The unaudited pro forma net loss per share is based on the weighted average number of common shares of the Company’s Common Stock outstanding during the period presented.

Note 4. The following provides explanations for the adjustments set forth in the accompanying pro forma financial statements.

A.	As of December 31, 2002, the Company accounted for the net assets of the manufacturing segment assuming that it did not receive any net proceeds from the disposition of those net assets. Therefore, net assets, excluding cash and cash equivalents, of the manufacturing segment have been accounted for as a loss on disposal and recorded as a reduction in stockholders’ equity. The adjustment to the pro forma statement of operations eliminates all revenue and directly allocable expenses related to manufacturing activities.
B.	Income taxes have not been adjusted to reflect a provision for income taxes because of the existence of net operating loss carryforwards.